                                                                EXHIBIT 99

Unaudited Pro Forma Financial Information

The following unaudited pro forma combined condensed statement of condition as of September 30, 1994, gives effect to (i) the acquisition of Fidelity by Regions, assuming such acquisition is accounted for as a pooling-of-interests, and (ii) the acquisitions of First American, Union, and First Commercial, assuming such acquisitions are treated as purchases for accounting purposes, as if all such transactions had been consummated on September 30,1994.


The following unaudited pro forma combined condensed statements of income for the nine months ended September 30, 1994, and year ended December 31, 1993, give effect to (i) the acquisition of Fidelity by Regions, assuming such acquisition is accounted for as a pooling-of-interests, and (ii) the acquisitions of First American, Union and First Commercial, assuming such acquisitions are treated as purchases for accounting purposes, as if all such transactions had been consummated on January 1,1993.


The following unaudited pro forma combined condensed statements of income for the years ended December 31, 1992 and 1991, give effect to the acquisition of Fidelity by Regions, assuming such acquisition is accounted for as a pooling-of-interests and had been consummated on January 1, 1991.

The unaudited pro forma combined condensed financial statements are presented for information purposes only and are not necessarily indicative of the combined financial position or results of operation which would actually have occurred if the transactions had been consummated at the date and for the periods indicated or which may be obtained in the future.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Condition
As of September 30, 1994

(in thousands)

                                                                                                     Adjustments     Regions and
                                                           First                 First                 Increase    All Acquisitions
                      ASSETS                 Regions     American     Union    Commercial  Fidelity   (Decrease)  Pro Forma Combined
                                             -------     --------     -----    ----------  --------  ------------ ------------------
Cash and due from banks                     $   470,005   $ 25,708   $ 20,659    $  4,134   $ 12,828   ($4,615)e    $   528,719

Interest-bearing deposits in other banks            830                                        8,272                      9,102
Securities - held to maturity                 1,910,091     23,223     92,690       5,614      7,002                  2,038,620
Securities - available for sale                 574,744     12,907     93,548         714              (10,194)a        606,719
                                                                                                       (65,000)c
Trading account assets                            2,942                                                                   2,942
Mortgage loans held for sale                    273,356                                                                 273,356
Federal fund sold and securities
  purchased under agreement to resell            39,427     22,000     36,400       4,500        100                    102,427
Loans, net of unearned income                 8,037,888    214,516    160,573      92,048    251,280                  8,756,305
Less: allowance for loan losses                (112,864)    (2,472)    (3,618)     (1,065)    (3,825)                  (123,844)

Premises and equipment, net                     147,769      5,984      7,134       6,310      6,287                    173,484
Other real estate                                 8,262        376      2,245          11         73                     10,967
Excess purchase price                            53,779      1,579                                      (1,579)b        109,558
                                                                                                        27,207 b
                                                                                                        19,742 d
                                                                                                         8,830 e

Due from customers on acceptances                33,852                                                                  33,852
Other assets                                    229,876      3,878      8,961       1,644      5,212                    249,571
                                            -----------   --------   --------    ---------  --------   -------      -----------
                   TOTAL ASSETS             $11,669,957   $307,699   $418,592    $113,910   $287,229  ($25,609)     $12,771,778
                                            ========================================================   ========================

                                                                                                     Adjustments     Regions and
                                                            First                First                 Increase    All Acquisitions
LIABILITIES AND STOCKHOLDERS' EQUITY           Regions     American    Union   Commercial  Fidelity  (Decrease)   Pro Forma Combined
                                               -------     --------    -----   ----------  --------  -----------  ------------------
Non-interest bearing deposits                $ 1,280,713   $ 73,497   $ 62,765  $ 16,174   $ 18,919                  $ 1,452,068
Interest-bearing deposits                      7,989,143    204,309    252,556    81,273    236,858                    8,764,139


Federal funds purchased and securities
  sold under agreements to repurchase            700,650                                                                 700,650
Other borrowed money                             645,955                54,750     5,000      4,675                      710,380


Bank acceptances outstanding                      33,852                                                                  33,852
Other liabilities                                118,111      1,989      3,263       984      7,925                      132,272
                                             -----------   --------   --------    --------   --------    --------    -----------
                 Total Liabilities            10,768,424    279,795    373,334   103,431    268,377                   11,793,361

Preferred stock                                                                               2,100       ($2,100)f

Common stock                                      28,084      8,759      1,937       226      1,774        (8,759)b       29,018
                                                                                                           (1,937)d
                                                                                                              306 e
                                                                                                             (226)e
                                                                                                           (1,146)f

Surplus                                          390,171      4,593     14,073     5,507        167        (7,980)b      399,992
                                                                                                           (4,593)b
                                                                                                          (14,073)d
                                                                                                           14,388 e
                                                                                                           (5,507)e
                                                                                                            3,246 f

Undivided Profits                                553,081     14,616     30,392     4,746     14,811       (14,616)b      567,892
                                                                                                          (30,392)d
                                                                                                           (4,746)e

Less: Treasury and unearned restricted stock     (64,867)                                                 (10,194)a      (13,549)
                                                                                                           61,512 b
                                                                                                          (65,000)c
                                                                                                           65,000 d



Unrealized gain (loss) on securities AFS,
net of tax                                                                                                     64 b       (4,936)
                                                                                                            1,144 d
                                                  (4,936)       (64)    (1,144)
                                             -----------   --------   --------    --------   --------    --------    -----------
            Total Stockholders' Equity           901,533     27,904     45,258      10,479     18,852     (25,609)       978,417
                                             -----------   --------   --------    --------   --------    --------    -----------
    TOTAL LIABILITIES AND STOCKHOLDERS'
      EQUITY                                 $11,669,957   $307,699   $418,592    $113,910   $287,229    ($25,609)   $12,771,778
                                             ========================================================    ========    ===========

See notes to the unaudited pro forma combined condensed statement of condition.

Regions Financial Corporation
Notes to Unaudited Pro Forma Combined Condensed Statement of Condition


a) To reflect the purchase, in the open market, of an additional 339,787 shares of Regions Common Stock at $30.00 per share to effect the First American transaction. As of September 30, 1994, 1,444,600 shares of Regions Common Stock were held in treasury stock for issuance in connection with the First American transaction

b) To reflect the elimination of First American's capital accounts in accordance with purchase accounting, and corresponding exchange of 1,784,387 shares of Regions Common Stock for all the outstanding shares of First American common stock, assuming a market price of $30.00 per share for Regions Common Stock. The Regions Common Stock exchanged is reflected as being issued from treasury stock.

c) To reflect the purchase, in the open market, of 2,166,532 shares of Regions Common Stock at $30.00 per share to effect the Union transaction.

d) To reflect the elimination of Union's capital accounts in accordance with purchase accounting, and corresponding exchange of 2,166,532 shares of Regions Common Stock for all the outstanding shares of Union common stock, assuming a market price of $30.00 per share for Regions Common Stock. The Regions Common Stock exchanged is reflected as being issued from treasury stock.

e) To reflect the elimination of First Commercial's capital accounts in accordance with purchase accounting, and corresponding exchange of 489,808 shares of Regions Common Stock and $4.6 million in cash for all the outstanding shares of First Commercial common stock, assuming a market price of $30 per share for Regions Common Stock, and assuming that 50% of First Commercial's outstanding shares will elect to receive Regions Common Stock and 50% will elect to receive a combination of Regions Common Stock and cash.

f) Upon consummation of the merger with Fidelity, each share of Fidelity common and preferred stock is assumed to be converted into .484 shares of Regions Common Stock. resulting in the issuance of 1,004,203 shares of Regions Common Stock. The Fidelity transaction will be accounted for as a pooling-of-interests, therefore the effect upon stockholders' equity will be to increase Regions stockholders' equity by the total equity of Fidelity. The unaudited pro forma financial statements have been prepared assuming that Regions will issue approximately 1,004,203 shares of Regions Common Stock to the stockholders' of Fidelity, based on a market price of $30.00 per share for Regions Common Stock. A reclassification from preferred and common stock to surplus results from the issuance of the shares.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Nine months ended September 30, 1994

                                                                                                    Adjustments     Regions and
(in thousands, except per share amounts)                   First                 First                Increase     All Acquisitions
                                                Regions   American   Union     Commercial Fidelity   (Decrease)   Pro Forma Combined
                                                -------   --------   -----     ---------- --------   -----------  ------------------
Interest income                                 $568,358   $16,670  $18,336      $7,131    $13,920      ($198)d        $624,217


Interest expense                                 246,294     5,053    8,638       2,151      7,170      6,558 c         275,864
                                                --------   -------  -------      ------     ------     ------          --------

  Net interest income                            322,064    11,617    9,698       4,980      6,750     (6,756)          348,353
Provision for loan losses                         13,804       607   (2,526)        305          0                       12,190
Non-interest income                              108,996     3,733    3,608         661      4,840                      121,838
Non-interest expense                             254,376     9,363    9,882       3,574      7,218        (55)a         286,458
                                                --------   -------  -------      ------     ------                     --------
                                                                                                        2,325 b
                                                                                                         (225)e
                                                                                                      -------
  Income before income taxes                     162,880     5,380    5,950       1,762      4,372     (8,801)          171,543
Applicable income taxes                           54,243     1,736    1,949         584      1,622     (2,456)f          57,678
                                                --------   -------  -------      ------    -------    -------          --------
  Net Income                                    $108,637   $ 3,644  $ 4,001      $1,178    $ 2,750    ($6,345)         $113,865
                                                ==================================================     ======          ========
Earnings per common share                       $   2.52                                                               $   2.54
                                                ========                                                               ========
Average common shares outstanding                 43,029       334                  490      1,004                       44,857

See notes to unaudited pro forma combined condensed statements of income.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Year ended December 31, 1993

                                                                                                  Adjustments    Regions and
(in thousands, except per share amounts)               First                First                  Increase      All Acquisitions
                                            Regions   American   Union   Commercial  Fidelity     (Decrease)     Pro Forma Combined
                                            -------   --------   -----   ----------  --------     -----------    ------------------
Interest income                             $555,667   $22,082  $26,060      $9,320    $16,444                        $629,573


Interest expense                             213,614     6,474   12,347       2,707      8,366       $ 9,663 c         253,171
                                             -------   -------- -------      ------    -------       -------          --------
  Net interest income                        342,053    15,608   13,713       6,613      8,078        (9,663)          376,402
Provision for loan losses                     21,533     1,281        0         480        127                          23,421
Non-interest income                          132,027     4,135    4,176         838      5,750                         146,926
Non-interest expense                         287,026    11,929   13,279       4,710      9,434           (60)a         329,117
                                             -------   -------- -------      ------    -------                        --------
                                                                                                       3,099 b
                                                                                                        (300)e
                                                                                                     -------
  Income before income taxes                 165,521     6,533    4,610       2,261      4,267       (12,402)          170,790
Applicable income taxes                       53,476     2,144      142         (75)     1,544        (3,520)f          53,711
                                             -------   -------- -------      ------    -------       -------          --------
  Income before cumulative effect of
change in accounting principle              $112,045   $ 4,389  $ 4,468      $2,336    $ 2,723       ($8,882)         $117,079
                                            ==================================================       =======          ========
Earnings per common share                   $   3.01                                                                  $   3.03
                                            ========                                                                  ========
Average common shares outstanding             37,205                            490      1,004                          38,699

See notes to unaudited pro forma combined condensed statements of income.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Year ended December 31, 1992

                                                                                                     Regions and All
(in thousands, except per share amounts)                                                    Pooling-of-interests Acquisitions
                                                             Regions   Fidelity                      Pro Forma Combined
                                                             -------   --------             ---------------------------------
Interest income                                              $536,747   $17,373                        $554,120


Interest expense                                              224,068    10,092                         234,160
                                                             --------   -------                        --------
  Net interest income                                         312,679     7,281                         319,960
Provision for loan losses                                      27,072     2,737                          29,809
Non-interest income                                           119,077     4,065                         123,142
Non-interest expense                                          264,659     8,287                         272,946
                                                             --------   -------                        --------

  Income before income taxes                                  140,025       322                         140,347
Applicable income taxes                                        44,977        14                          44,991
                                                             --------   -------                        --------
  Net Income                                                 $ 95,048   $   308                        $ 95,356
                                                             ==================                        ========
Earnings per common share                                    $   2.60                                  $   2.54
                                                             ========                                  ========
Average common shares outstanding                              36,532     1,004                          37,536

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Year ended December 31, 1991

                                                                                                           Regions and All
(in thousands, except per share amounts)                                                          Pooling-of-interests Acquisitions
                                                             Regions  Fidelity                             Pro Forma Combined
                                                             -------  --------                    ---------------------------------
Interest income                                              $556,821   $20,918                              $577,739


Interest expense                                              292,017    13,727                               305,744
                                                             --------   -------                              --------
  Net interest income                                         264,804     7,191                               271,995
Provision for loan losses                                      24,005       465                                24,470
Non-interest income                                           101,457     4,449                               105,906
Non-interest expense                                          230,340     6,578                               236,918
                                                             --------   -------                              --------

  Income before income taxes                                  111,916     4,597                               116,513
Applicable income taxes                                        33,660     1,714                                35,374
                                                             --------   -------                              --------
  Net Income                                                 $ 78,256   $ 2,883                              $ 81,139
                                                             ==================                              ========
Earnings per common share                                    $   2.16                                        $   2.18
                                                             ========                                        ========
Average common shares outstanding                              36,191     1,004                                37,195

Regions Financial Corporation
Notes to Unaudited Pro Forma Combined Condensed Statements of Income



a) To reflect elimination of amortization expense related to excess purchase price on First American's books at acquisition.


b) To reflect amortization over 18 years of new excess purchase price resulting from acquisitions.


c) To reflect additional interest expense on subordinated notes issued to effect the First American and Union transactions. Regions issued $25 million in subordinated notes at 7.65% in July 1994 and $100 million in subordinated notes at 7.75% in September1994. This adjustment represents the additional interest expense that would have been incurred if both issuances of subordinated notes had been outstanding as of the beginning of each period shown, assuming that the proceeds of the subordinated notes were used to purchase Regions Common Stock in connection with the acquisition of First American and Union.


d) To reflect elimination of interest income that would have been foregone on the proceeds from the issuance of the subordinated notes which were invested in earning assets until used for purchasing Regions Common Stock in connection with the acquisition of First American and Union.


e) To reflect depreciation savings achieved through the consolidation of facility duplication.


f) To reflect the income tax provision related to adjustments to income arising out of the acquisition transactions.